Exhibit 10.44

Execution Version

EIGHTH AMENDMENT TO CREDIT AGREEMENT

EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) dated as of August 24, 2015, among GLOBAL NET LEASE OPERATING PARTNERSHIP, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership (“Borrower”), GLOBAL NET LEASE, INC. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation (“Parent”), ARC GLOBAL HOLDCO, LLC, a Delaware limited liability company (“International Holdco”), the SUBSIDIARY GUARANTORS party hereto (the “Subsidiary Guarantors”; Parent, International Holdco and each of the Subsidiary Guarantors, individually, a “Guarantor Party” and, collectively, the “Guarantor Parties”), the ELECTING LENDERS (defined below), the LENDERS (defined below) party hereto, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (together with its successors and assigns in such capacity, the “Administrative Agent”).

RECITALS:

A.           Borrower, the Administrative Agent and certain lenders (together with their respective successors and assigns, the “Lenders”) are parties to that certain Credit Agreement dated as of July 25, 2013, as amended by that certain First Amendment to Credit Agreement dated as of November 22, 2013, that certain letter agreement regarding updated schedules dated as of November 22, 2013, that certain letter agreement regarding updated schedules dated as of December 20, 2013, that certain letter agreement regarding updated schedules dated as of January 15, 2014, that certain Omnibus Amendment to Loan Documents dated as of March 26, 2014, that certain letter agreement regarding updated schedules dated as of April 17, 2014, that certain Third Amendment to Credit Agreement dated as of June 24, 2014, that certain letter agreement regarding updated schedules dated as of June 24, 2014, that certain Fourth Amendment to Credit Agreement dated as of July 29, 2014, that certain letter agreement regarding updated schedules dated as of July 30, 2014, that certain letter agreement regarding updated schedules dated as of August 25, 2014, that certain Fifth Amendment to Credit Agreement dated as of October 16, 2014, that certain letter agreement regarding updated schedules dated as of October 22, 2014, that certain letter agreement regarding updated schedules dated as of December 12, 2014, that certain Sixth Amendment to Credit Agreement dated as of December 16, 2014, that certain letter agreement regarding updated schedules dated as of January 16, 2015, that certain letter agreement regarding updated schedules dated as of March 19, 2015, that certain letter agreement regarding updated schedules dated as of April 10, 2015, and that certain Seventh Amendment to Credit Agreement dated as of June 1, 2015 (as so amended, the “Credit Agreement”; and except as otherwise herein expressly provided, each initially capitalized term used herein has the meaning assigned to such term in the Credit Agreement, as amended by this Agreement).

B.           Pursuant to Section 2.21 of the Credit Agreement, Borrower has requested, among other things, an increase in the Commitments by $35,000,000, and Sumitomo Mitsui Banking Corporation and Comerica Bank (each an “Electing Lender” and collectively, the “Electing Lenders”) have agreed to provide such increase.

C.           The parties hereto desire to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.          Amendment of Credit Agreement. Effective as of the Effective Date (defined below), the Credit Agreement is hereby amended as follows:

(a)          The last sentence of the definition of “Commitment” set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

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“As of August __, 2015, the aggregate amount of the Lenders’ Commitments is $740,000,000.”

(b)          Subparagraph (k) of the definition of “Eligible Property” set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(k)          such Real Property must be 100% occupied by a single tenant pursuant to a Net Lease or a GSA Lease with a remaining term of at least 5 years (at the time of initial qualification as a Borrowing Base Property) and, in the case of an International Real Property, such tenant must be an Investment Grade Tenant.”

(c)          The following definition of “GSA Lease” is hereby added to Section 1.01 of the Credit Agreement:

“GSA Lease” means any lease under which the government of the United States of America (or any subdivision thereof) is the tenant.

(d)          Schedule 2.01 of the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2.01 attached hereto.

(e)          The following is hereby added to the end of Section 2.05(f) of the Credit Agreement as new subsection (vii) thereof:

“(“vii)   the then aggregate Determined Borrowing Base Value attributable to Domestic Real Properties that are leased pursuant to a GSA Lease shall not exceed ten percent (10%) of the then aggregate Determined Borrowing Base Value of all Borrowing Base Properties.”

Section 2.          Commitment. Each Electing Lender agrees that, effective as of the Effective Date, its Commitment shall be equal to the amount set forth on Schedule 2.01 attached hereto.

Section 3.          Notes. Notwithstanding anything to the contrary contained in the Credit Agreement, in connection with the increase in the Commitments contemplated by this Agreement, any Electing Lender may elect to not receive a Note to evidence the Loans made by such Electing Lender.

Section 4.          Effective Date. The “Effective Date” shall be the date on which all of the following have been satisfied:

(a)          the Administrative Agent shall have received signed counterparts of this Agreement from the Required Lenders (after giving effect to the increase in the Commitments contemplated by this Agreement);

(b)          the Administrative Agent shall have received the Electing Lenders’, Borrower’s, Parent’s, International Holdco’s and the Subsidiary Guarantors’ signed counterparts of this Agreement;

(c)          each Electing Lender shall have received a Note executed by Borrower in the principal amount equal to such Electing Lender’s Commitment as set forth on Schedule 2.01 attached hereto (unless, as provided in Section 3, such Electing Lender shall elect to not receive such Note); and

(d)          the Administrative Agent shall have been paid all reasonable out-of-pocket expenses, including reasonable legal fees for the Administrative Agent’s outside counsel, due to it pursuant to the transaction contemplated herein and all reasonable outstanding out-of-pocket fees and expenses, if any, that have been invoiced to Borrower to date.

Section 5.          Waivers.

(a)          Borrower has requested that it be permitted to include the Real Property set forth on Schedule 1 attached hereto in the calculations of the Borrowing Base (the “Requested Addition”) notwithstanding that such Real Property is not leased pursuant to a Net Lease (the “Net Lease Condition”). The Administrative Agent and the Lenders hereby waive the Net Lease Condition in connection with the Requested Addition only, provided, however, the Real Property owned by ARC CSVBTMI001, LLC shall be excluded from the calculations of the Borrowing Base if, at any time, ARC CSVBTMI001, LLC is responsible for association fees or any similar assessment related to such Real Property in excess of $8,400.

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(b)          Borrower has requested that it be permitted to include the Real Property owned by ARC TRLIVMI001, LLC, as described on Schedule 1 attached hereto, in the calculations of the Borrowing Base notwithstanding that such Real Property is not occupied by a single tenant (the “Single Tenant Condition”). Solely with respect to such Real Property owned by ARC TRLIVMI001, LLC, the Administrative Agent and the Lenders hereby waive the Single Tenant Condition in connection with such Real Property, provided, however, the Real Property owned by ARC TRLIVMI001, LLC shall be excluded from the calculations of the Borrowing Base if, at any time, less than 90% of such Real Property is occupied by a single tenant.

(c)           This Section shall in no way constitute a waiver of (i) the Net Lease Condition or the Single Tenant Condition in connection with any other request to include a Real Property in the calculations of the Borrowing Base or (ii) any other provision of the Credit Agreement or any other Loan Document. Other than in respect of the waivers of the Net Lease Condition and the Single Tenant Condition as set forth in this Section and the express terms of this Agreement, nothing contained in this Agreement is intended to create or constitute a waiver, modification, relinquishment or forbearance by the Administrative Agent or any Lender of any of its rights and remedies under the Loan Documents, including without limitation, any and all rights or remedies in connection with any defaults that may now or hereafter exist under the Loan Documents, all of which rights and remedies are hereby expressly reserved.

Section 6.          Borrower’s Representations. Borrower hereby represents and warrants to the Administrative Agent and the Lenders, as follows:

(a)          each of the representations and warranties of Borrower contained or incorporated in the Credit Agreement, as amended by this Agreement, or any of the other Loan Documents to which it is a party, are true and correct in all material respects on and as of the date hereof (except if any such representation or warranty is expressly stated to have been made as of a specific date, then as of such specific date);

(b)          as of the date hereof and immediately after giving effect to this Agreement, no Default and no Event of Default has occurred and is continuing;

(c)          Borrower has all necessary limited partnership power and authority to execute, deliver and perform its obligations under this Agreement; Borrower has been duly authorized by all necessary limited partnership action on its part; and this Agreement has been duly and validly executed and delivered by Borrower and constitutes Borrower’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

(d)          Borrower’s execution and delivery of this Agreement (i) does not require any consent or approval of, registration or filing with, or any other action by, any governmental authority, except for such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of Borrower or any order of any governmental authority and (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon Borrower or any of its assets.

Section 7.          Guarantor Parties’ Representations. Each Guarantor Party hereby represents and warrants to the Administrative Agent and the Lenders, as follows:

(a)          each of the representations and warranties of such Guarantor Party contained or incorporated in the Guaranty or any of the other Loan Documents to which it is a party, are true and correct in all material respects on and as of the date hereof (except if any such representation or warranty is expressly stated to have been made as of a specific date, then as of such specific date);

(b)          as of the date hereof and immediately after giving effect to this Agreement, such Guarantor Party is in compliance with its obligations under the Guaranty and each of the other Loan Documents to which it is a party;

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(c)          such Guarantor Party has all necessary corporate or limited liability company, as applicable, power and authority to execute, deliver and perform its obligations under this Agreement; such Guarantor Party has been duly authorized by all necessary corporate or limited liability company, as applicable, action on its part; and this Agreement has been duly and validly executed and delivered by such Guarantor Party and constitutes such Guarantor Party’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

(d)          such Guarantor Party’s execution and delivery of this Agreement (i) does not require any consent or approval of, registration or filing with, or any other action by, any governmental authority, except for such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of such Guarantor Party or any order of any governmental authority and (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon such Guarantor Party or any of its assets.

Section 8.          Ratification.

(a)          Borrower hereby (i) reaffirms, ratifies, confirms, and acknowledges its obligations under the Credit Agreement (as amended hereby) and the other Loan Documents to which it is a party and agrees to continue to be bound thereby and perform thereunder and (ii) agrees and acknowledges that the Credit Agreement (as amended hereby) and the other Loan Documents and all of Borrower’s obligations thereunder are and remain in full force and effect and, except as expressly provided herein, have not been affected, modified or amended.

(b)          Each Guarantor Party hereby (i) reaffirms, ratifies, confirms, and acknowledges its obligations under the Guaranty and the other Loan Documents to which it is a party and agrees to continue to be bound thereby and perform thereunder and (ii) agrees and acknowledges that the Guaranty and the other Loan Documents and all of its obligations thereunder are and remain in full force and effect and, except as expressly provided herein, have not been affected, modified or amended.

Section 9.          Miscellaneous.

(a)          GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b)          Amendments, Etc. The terms of this Agreement may be waived, modified and amended only by an instrument in writing duly executed by the party hereto against whom enforcement of such waiver, modification or amendment is sought (provided that, subject to the terms of the Credit Agreement, the Administrative Agent may execute any such waiver, modification or amendment on behalf of the Lenders). Any such waiver, modification or amendment shall be binding upon Borrower, the Guarantors, the Electing Lenders, the Administrative Agent and the Lenders.

(c)          Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of Borrower, the Guarantors,, the Electing Lenders, the Administrative Agent and the Lenders.

(d)          Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

(e)          Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of this Agreement by facsimile or email transmission shall be effective as manual delivery of an executed counterpart hereof.

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(f)          Severability. Any provision hereof which is held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

BORROWER:

GLOBAL NET LEASE OPERATING PARTNERSHIP, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

PARENT:

Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

INTERNATIONAL HOLDCO:

ARC GLOBAL HOLDCO, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

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SUBSIDIARY GUARANTORS:

ARC KSFTWPA001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC PPHHTKY001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC CWARANE001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

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ARC CWGRDMI001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC CWRVTIL001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC CWSALKS001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

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ARC CWUVLOH001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC CWVININ001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC CWWPKMN001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

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ARC WWHWCMI001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC GEGRDMI001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC GSFRNTN001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

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ARC TFDPTIA001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC NOWILND001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC GSDVRDE001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

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ARC GSGTNPA001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC GSMSSTX001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC GSDALTX001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

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ARC GSIFLMN001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC NOPLNTX001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC NNMFBTN001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

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ARC DRINDIN001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC VALWDCO001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC LPSBDIN001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

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ARC GBLMESA001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC NSSNJCA001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC FEAMOTX001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

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ARC FECPEMA001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC FESANTX001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC SZPTNNJ001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

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ARC WNBRNMO001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC VCLIVMI001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC ATSNTTX001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

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ARC PNEREPA001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC PNSCRPA001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC CTFTMSC001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

[signatures continue on following pages]

ARC TFKMZMI001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC SWWSVOH001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC MKMDNNJ001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

[signatures continue on following pages]

ARC FD73SLB001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC GRRALNC001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC GRMSAAZ001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

[signatures continue on following pages]

ARC GRLBKTX001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC GRLOUKY001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC WMWSLNC001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

[signatures continue on following pages]

ARC SANPLFL001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC DG40PCK001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC FEWTRNY001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

[signatures continue on following pages]

ARC FEBHMNY001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC FEWNAMN001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC FSMCHIL001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

[signatures continue on following pages]

ARC SLSTCCA001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC AMWCHKS001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC FEBILMA001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

[signatures continue on following pages]

ARC DINCNOH001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC WIODSTX001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC CJHSNTX002, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

[signatures continue on following pages]

ARC FESALUT001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC MPSTLMO001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC KUSTHMI001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

[signatures continue on following pages]

ARC FELEXKY001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC GECINOH001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC DNDUBOH001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

[signatures continue on following pages]

ARC FELKCLA001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC FD34PCK001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC SPHRSNJ001 Urban Renewal Entity, LLC, a New Jersey limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

[signatures continue on following pages]

ARC CJHSNTX001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

ARC OGHDGMD001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

[signatures continue on following pages]

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Christian Lunt
Name: Christian Lunt
Title: Credit Banker

LENDER:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Christian Lunt
Name: Christian Lunt
Title: Credit Banker

[signatures continue on following pages]

LENDER:

REGIONS BANK

By:	/s/ Michael R Mellott
Name: Michael R Mellott
Title: Director

[signatures continue on following pages]

LENDER:

RBS CITIZENS N.A.

By:
Name:
Title:

[signatures continue on following pages]

LENDER:

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ William G. Karl
Name: William G. Karl
Title: Executive Officer

ELECTING LENDER:

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ William G. Karl
Name: William G. Karl
Title: Executive Officer

[signatures continue on following pages]

LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Frederick H. Denecke
Name: Frederick H. Denecke
Title: Senior Vice President

[signatures continue on following pages]

LENDER:

COMERICA BANK

By:	/s/ Charles Weddell
Name: Charles Weddell
Title: Vice President

ELECTING LENDER:

COMERICA BANK

By:	/s/ Charles Weddell
Name: Charles Weddell
Title: Vice President

[signatures continue on following pages]

LENDER:

BARCLAYS BANK PLC

By:
Name:
Title:

[signatures continue on following pages]

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Thomas W. Nowak
Name: Thomas W. Nowak
Title: Vice President

[signatures continue on following page]

LENDER:

MIZUHO BANK, LTD.

By:	/s/ John Davies
Name: John Davies
Title: Authorized Signatory

[end of signatures]

SCHEDULE 1

List of Real Property

Property Address	Property Owners

6311 Schooner Drive Van Buren Township, Michigan	ARC CSVBTMI001, LLC, a Delaware limited liability company

20255 Victor Parkway Livonia, Michigan	ARC TRLIVMI001, LLC, a Delaware limited liability company

2800 Earhart Court Hebron, Kentucky	ARC FEHBRKY001, LLC, , a Delaware limited liability company

SCHEDULE 2.01 – COMMITMENTS

Lender	Commitment
JPMorgan Chase Bank, N.A.	$125,000,000
Regions Bank	$125,000,000
RBS Citizens N.A.	$125,000,000
Mizuho Bank, Ltd.	$100,000,000
Sumitomo Mitsui Banking Corporation	$75,000,000
Capital One, National Association	$50,000,000
Barclays Bank PLC	$50,000,000
Bank of America, N.A.	$50,000,000
Comerica Bank	$40,000,000
Total Commitments	$740,000,000